                                                                    Exhibit 99.7

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                          $2,611,210,024.32
Beginning of the Month Finance Charge Receivables:                     $  136,943,111.55
Beginning of the Month Discounted Receivables:                         $            0.00
Beginning of the Month Total Receivables:                              $2,748,153,135.87

Removed Principal Receivables:                                         $            0.00
Removed Finance Charge Receivables:                                    $            0.00
Removed Total Receivables:                                             $            0.00

Additional Principal Receivables:                                      $            0.00
Additional Finance Charge Receivables:                                 $            0.00
Additional Total Receivables:                                          $            0.00

Discounted Receivables Generated this Period:                          $            0.00

End of the Month Principal Receivables:                                $2,591,799,604.05
End of the Month Finance Charge Receivables:                           $  134,031,322.06
End of the Month Discounted Receivables:                               $            0.00
End of the Month Total Receivables:                                    $2,725,830,926.11

Special Funding Account Balance                                        $            0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)        $1,666,000,000.00
End of the Month Transferor Amount                                     $  925,799,604.05
End of the Month Transferor Percentage                                             35.72%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                             $   58,507,162.48
     60-89 Days Delinquent                                             $   43,015,353.38
     90+ Days Delinquent                                               $   80,230,396.52

     Total 30+ Days Delinquent                                         $  181,752,912.38
     Delinquent Percentage                                                          6.67%

Defaulted Accounts During the Month                                    $   17,901,500.32
Annualized Default Percentage                                                       8.23%

May-2002                              1996-C                              Page 2


Principal Collections                                           $303,800,303.30
Principal Payment Rate                                                    11.63%

Total Payment Rate                                                        12.56%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                            $184,500,000.00
     Class B Initial Invested Amount                            $ 19,125,000.00
     Class C Initial Invested Amount                            $ 21,375,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $225,000,000.00

     Class A Invested Amount                                    $246,000,000.00
     Class B Invested Amount                                    $ 25,500,000.00
     Class C Invested Amount                                    $ 28,500,000.00
                                                                ---------------
INVESTED AMOUNT                                                 $300,000,000.00

     Class A Adjusted Invested Amount                           $246,000,000.00
     Class B Adjusted Invested Amount                           $ 25,500,000.00
     Class C Adjusted Invested Amount                           $ 28,500,000.00
                                                                ---------------
ADJUSTED INVESTED AMOUNT                                        $300,000,000.00

PREFUNDED AMOUNT                                                $          0.00

FLOATING ALLOCATION PERCENTAGE                                            11.49%
PRINCIPAL ALLOCATION PERCENTAGE                                           11.49%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                $ 34,903,393.56

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                   $  4,724,720.80

MONTHLY SERVICING FEE                                           $    375,000.00

INVESTOR DEFAULT AMOUNT                                         $  2,056,690.20

May-2002                            1996-C                                Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                           $4,181,771.03
     Other Amounts                                                $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $4,181,771.03

     Class A Monthly Interest                                     $  446,490.00
     Class A Servicing Fee                                        $  307,500.00
     Class A Investor Default Amount                              $1,686,485.97

TOTAL CLASS A EXCESS SPREAD                                       $1,741,295.06

CLASS A REQUIRED AMOUNT                                           $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                           $  433,476.28
     Other Amounts                                                $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $  433,476.28

     Class B Monthly Interest                                     $   51,775.62
     Class B Servicing Fee                                        $   31,875.00

TOTAL CLASS B EXCESS SPREAD                                       $  349,825.66
CLASS B INVESTOR DEFAULT AMOUNT                                   $  174,818.66
CLASS B REQUIRED AMOUNT                                           $  174,818.66

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                     $   35,625.00

May-2002                             1996-C                               Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                       $2,539,969.21

     Excess Spread Applied to Class A Required Amount                     $        0.00

     Excess Spread Applied to Class A Investor Charge Offs                $        0.00

     Excess Spread Applied to Class B Required Amount                     $  174,818.66

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                      $        0.00

     Excess Spread Applied to Class C Required Amount                     $  268,274.32

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                      $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                 $   62,500.00

     Excess Spread Applied to Cash Collateral Account                     $        0.00

     Excess Spread Applied to Spread Account                              $        0.00

     Excess Spread Applied to Reserve Account                             $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                            $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                             $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                   $2,034,376.23

May-2002                         1996-C                                   Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                             $13,016,673.35

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                          $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                            $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                       $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                            $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                              $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                            $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                              $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                        $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                       $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                          $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                    4.08%
    Base Rate (Prior Month)                                                      4.10%
    Base Rate (Two Months Ago)                                                   4.14%
                                                                             --------
THREE MONTH AVERAGE BASE RATE                                                    4.10%

    Portfolio Yield (Current Month)                                             12.17%
    Portfolio Yield (Prior Month)                                               11.12%
    Portfolio Yield (Two Months Ago)                                            13.96%
                                                                             --------
THREE MONTH AVERAGE PORTFOLIO YIELD                                             12.41%

May-2002                             1996-C                               Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $34,903,393.56

INVESTOR DEFAULT AMOUNT                                           $ 2,056,690.20

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                $         0.00
    Allocable to Class B Certficates                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $36,960,083.76

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00
CLASS C INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                            $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                            $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $ 9,000,000.00
    Available Cash Collateral Amount                              $ 9,000,000.00

TOTAL DRAW AMOUNT                                                 $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $         0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:    /s/ Tracie Klein
                                           -------------------------------------
                                           Tracie H. Klein
                                           First Vice President